Exhibit 10.18
Amendment No. 11
to the
A330/A340 PURCHASE AGREEMENT
dated as of November 24, 1998
between
AIRBUS S.A.S.
and
US AIRWAYS GROUP, INC.
This amendment to the A330/A340 Purchase Agreement between Airbus S.A.S. (legal successor to AVSA, S.A.R.L.) and US Airways Group, Inc., (this “Amendment”) entered into as of October 2, 2007, by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 111 W Rio Salado Parkway, Tempe, Arizona 85281, U.S.A. (the “Buyer”);
WITNESSETH:
WHEREAS, the Buyer and the Seller entered into an Airbus A330/A340 Purchase Agreement, dated as of November 24, 1998, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A330 and A340 model aircraft, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No.1 dated as of March 23, 2000, Amendment No. 2 dated as of June 29, 2000, Amendment No. 3 dated as of November 27, 2000, Amendment No. 4 dated as of September 20, 2001, Amendment No. 5 dated as of July 17, 2002, Amendment No. 6 dated as of March 29, 2003, Amendment No. 7 dated as of August 30, 2004, Amendment No. 8 dated as of December 22, 2004, Amendment No. 9 dated as of January 17, 2005, and Amendment No. 10, dated as of September 27, 2005, is hereinafter called the “Agreement.”
WHEREAS, the Buyer and the Seller agree to modify certain provisions of the Agreement relating to the order for Aircraft under the Agreement, including the number of aircraft the Seller offers to sell the Buyer and the Buyer agrees to purchase from the Seller.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
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Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.
1.	DELIVERY

Clause 9.1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

QUOTE
9.1.1	Subject to any delay contemplated by Clauses 2, 7, 8, 10 or 18, the Seller will have the Rescheduled Aircraft Ready for Delivery at the Seller’s delivery location in Toulouse within the following months (each a “Scheduled Delivery Month”).

			Scheduled Delivery
Aircraft No.	CAC I.D.	Type	Quarter
1	34641	A330-200	*	*
2	159176	A330-200	*	*
3	159196	A330-200	*	*
4	159197	A330-200	*	*
5	159198	A330-200	*	*
6	159199	A330-200	*	*
7	159200	A330-200	*	*
8	159201	A330-200	*	*
9	159202	A330-200	*	*
10	159203	A330-200	*	*
UNQUOTE

2.	PREDELIVERY PAYMENTS

The Parties acknowledge that as of the date hereof, the Buyer has paid and the Seller has received and holds US dollars — ** ($US **) for each Rescheduled Aircraft. The parties acknowledge that the Seller holds no monies other than as stated in the preceding sentence in respect of the Rescheduled Aircraft.
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Paragraph 2 of Amendment No. 8 is hereby rendered void; and, notwithstanding any reading of Paragraph 2 of Letter Agreement No. 1 to Amendment No. 6 to the Agreement to the contrary, Clause 6.2.2.1 of the Agreement is hereby amended and restated to read in its entirety as follows, and is in full force and effect:

QUOTE

Predelivery payments for the Aircraft are nonrefundable and will be paid to the Seller for each such Aircraft according to the following schedule.

**	*	*	*	*
**	*	*	*	*
**	*	*	*	*
**	*	*	*	*
**	*	*	*	*
**	*	*	*	*
**	*	*	*	*
**			*	*
UNQUOTE

3.	RESCHEDULING RIGHT

Paragraph 5.2 of Amendment No. 10 to the Agreement is hereby deleted and replaced to read in its entirety as follows:

QUOTE
5.2	The Buyer’s order for the Rescheduled Aircraft will be cancelable by the Buyer **, except that (x) if the Buyer fails to notify the Seller in writing that it waives its right to cancel any Rescheduled Aircraft ** , then the Buyer’s order for and the Seller’s obligation to deliver the Rescheduled Aircraft will automatically be cancelled at that time, **. The Buyer’s right to cancel its order for the Rescheduled Aircraft pursuant to this Paragraph 5.2 supersedes any right the Seller may have under Clause 21.1.2 of the Agreement.
UNQUOTE

4.	EFFECT OF AMENDMENT

4.1	The provisions of this Amendment are binding on both parties upon signature hereof. The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its
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Original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

4.2	The parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

5.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

6.	COUNTERPARTS

This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.
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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS GROUP, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ Christophe Mourey

	Name: Thomas T. Weir	Name:	Christophe Mourey
	Title: Vice President and Treasurer	Title:	Senior Vice President Contracts
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